UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12


                        INTEGRATED SECURITY SYSTEMS, INC.
                ________________________________________________
                (Name of Registrant as Specified In Its Charter)


                                       N/A
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:_________
        ________________________________________________________________________
(2)     Aggregate number of securities to which transaction applies:____________
        ________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________
        ________________________________________________________________________
(4)     Proposed maximum aggregate value of transaction:________________________
(5)     Total fee paid:_________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:_________________________________________________
(2)     Form, Schedule or Registration Statement No.:___________________________
(3)     Filing Party:___________________________________________________________
(4)     Date Filed:_____________________________________________________________

                        INTEGRATED SECURITY SYSTEMS, INC.

To the Stockholders of Integrated Security Systems, Inc.:

         The 2004 Annual Meeting of Stockholders of Integrated Security Systems, Inc. has been called for 10:00 a.m. (local time) on Thursday, May 13, 2004, at the Company's offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063. All stockholders of record as of April 28, 2004 are entitled to vote at the Annual Meeting.

         You are requested to participate in person or by proxy by voting on the matters presented for action at the meeting, as described in the attached Notice of Annual Meeting and Proxy Statement. The Company's business strategy and progress will be reviewed at the meeting. Directors and officers will be participating and available to respond to stockholder inquiries.

         We cordially invite you to attend the meeting. Your support is important and we encourage you to vote "yes" on the agenda items. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

         Thank you for your time and consideration to respond to this request.

                                             Sincerely,


                                             /S/  C. A. RUNDELL, JR.
                                             -------------------------------
                                             C. A. Rundell, Jr.
                                             Chairman of the Board and Chief
                                             Executive Officer

Enclosures
April 30, 2004

                        INTEGRATED SECURITY SYSTEMS, INC.

                                  NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2004

To the Stockholders of Integrated Security Systems, Inc.

         The 2004 Annual Meeting of Stockholders (the "Meeting") of Integrated Security Systems, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 13, 2004, at 10:00 a.m. (local time) at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063 for the purpose of considering and voting upon the following matters:

         1. To elect eight (8) directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and appointed;

         2. To consider and vote upon a proposal to amend the Company's certificate of incorporation to increase the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") authorized for issuance from 75,000,000 to 150,000,000; and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Your Board of Directors recommends that you vote "FOR" the nominees to the Board and the other proposals set before you. We have fixed the close of business on April 28, 2004, as the record date for the Meeting, and only holders of our Common Stock and holders of our Series D Preferred Stock of record on that date are entitled to receive notice of, and to vote at the Meeting or any adjournment thereof. At the record date, 74,986,491 shares of Common Stock were issued and outstanding and 91,250 shares of Series D Preferred Stock were issued and outstanding. While the Company also has 9,500 shares of Series A Preferred Stock issued and outstanding, pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of shares of the Company's Series A Preferred Stock are not entitled to vote such shares on any matter.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL SAVE THE EXPENSE INVOLVED WITH FURTHER COMMUNICATION. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          /S/  C. A. RUNDELL, JR.
                                          -------------------------------
                                          C. A. Rundell, Jr.
                                          Chairman of the Board and Chief
                                          Executive Officer
Irving, Texas
April 30, 2004

                        INTEGRATED SECURITY SYSTEMS, INC.

                        8200 Springwood Drive, Suite 230
                               Irving, Texas 75063
                                 (972) 444-8280

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2004

         This proxy statement accompanies the notice (the "Notice") of the annual meeting of stockholders of Integrated Security Systems, Inc. (the "Company") and is furnished in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of stockholders of the Company (the "Meeting") and at any and all adjournments of the Meeting. The Meeting will be held on Thursday, May 13, 2004, at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063. The record date for determining stockholders entitled to vote at the Meeting is April 28, 2004.

         At the Meeting, holders of the Company's Common Stock and Series D Preferred Stock will vote upon the proposals set forth in this proxy statement. While the Company also has shares of Series A Preferred Stock issued and outstanding, pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of shares of the Company's Series A Preferred Stock are not entitled to vote such shares on any matter.

         The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail. The Company will supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith. Directors, officers and employees of the Company, not specifically employed for the purpose, may solicit proxies, without remuneration therefor, by mail, telephone, telegraph or personal interview. We have presented the following questions and answers section to provide you answers to commonly asked questions.

                                ABOUT THE MEETING

When and where is the Meeting?

         The Meeting will take place on Thursday, May 13, 2004, at 10:00 a.m., local time, at the Company's offices located at 8200 Springwood Drive, Suite 230, Irving, Texas 75063.

What will be voted on at the Meeting?

         Stockholders will vote upon the following matters: (1) the election of nominees to the board of directors and (2) an amendment to the Company's certificate of incorporation to increase the number of shares of Common Stock authorized for issuance.

What information will I receive?

         Copies of (a) the notice of annual meeting of stockholders, (b) this proxy statement, and (c) the enclosed proxy card are being mailed or delivered in a single envelope to stockholders on or about April 30, 2004.

Who can attend the Meeting?

         All  holders  of  our  Common  Stock  and  Series  D  Preferred   Stock
outstanding as of the record date, or their duly appointed proxies, may attend the annual meeting.

         If you hold your shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the annual meeting. You can not vote these shares unless you also bring a broker issued proxy, as discussed below.

Who can vote at the Meeting?

         Only holders of our Common Stock or Series D Preferred Stock of record as of the close of business on April 28, 2004 (the "Record Date") will be entitled to vote at the Meeting and any adjournment or postponement thereof. As of the Record Date, 74,986,491 shares of Common Stock were issued and outstanding and 91,250 shares of Series D Preferred Stock were issued and outstanding. Holders of our Series D Preferred Stock will vote with holders of our Common Stock on an as-converted to Common Stock basis, as described below under "How Many Votes can I Cast?". While the Company also has 9,500 shares of Series A Preferred Stock issued and outstanding, pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of shares of the Company's Series A Preferred Stock are not entitled to vote such shares on any matter.

How do I vote?

         If you hold your shares as a stockholder of record, you can vote by proxy or in person at the Meeting. To vote by proxy you should mark, date, sign and mail the enclosed proxy card in the enclosed prepaid envelope. The proxies identified on the back of the proxy card will vote the shares of which you are a stockholder of record in accordance with your instructions. Giving a proxy will not affect your right to vote in person -- by voting in person you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of the Company written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy, but do not mark your voting preference, the shares represented by proxy will be voted as recommended by our board of directors. Thus, if no directions are given, the proxy will be voted FOR the proposals.

         Many of our stockholders hold their stock in street name, that is, the shares are registered in the name of their broker, bank or other nominee rather in the stockholders own name. Your broker or other nominee should provide to you, along with these proxy solicitation materials that we have provided to the broker or nominee, the broker's or nominee's own request for voting instructions. By completing the voting instruction card, you may direct your broker or nominee how to vote your shares. Alternatively, if you want to vote your street name shares at the annual meeting, you must contact your broker or other nominee directly in order to obtain a proxy card issued to you by your broker or nominee. A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy. If your shares are registered in the name of your broker or other nominee and you fail to bring a broker-issued proxy to the annual meeting, you will not be able to vote your nominee held shares at the annual meeting.

         If you hold your shares in street name through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these "broker non-votes" will, however, be counted in determining whether there is a quorum present at the annual meeting.

How many votes can I cast?

         Each holder of Common Stock of record as of the Record Date is entitled to one vote at the Meeting for each director to be elected and upon all other matters to be voted upon at the Meeting. The holders of the Company's Series D Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class and on an as converted to Common Stock basis:

          o     for the election of directors under proposal one; and

          o on all other matters submitted to a vote of the holders of Common Stock, including proposal two, the amendment to the Company's certificate of incorporation to increase the authorized number of shares of Common Stock.

         Each share of Series D Preferred is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date. Each share of Series D Preferred Stock currently has 25 votes and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted to Common Stock basis, is 2,281,250. In addition, approval of the holders of Common Stock, voting separately as a class, is required for proposal two, the amendment to the Company's certificate of incorporation to increase the authorized number of shares of Common Stock.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a proxy that you have executed bearing a later date. If you hold your shares in street name and you would like to vote your shares at the Meeting, you will also need to bring with you a legal proxy from your broker. The powers of the proxy holders will be suspended as to your shares if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

What happens if the Meeting is postponed or adjourned?

         If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting. However, proxies may be revoked or withdrawn in the manner we describe above prior to the reconvened Meeting even if they have been voted on the same or any other matter at the prior meeting.

What constitutes a quorum and how does it affect voting on the proposals?

         Voting can take place at the Meeting only if stockholders owning a majority of the outstanding shares of the Common Stock and Series D Preferred Stock, together as a class and on an as-converted to Common Stock basis, as of the Record Date are present in person or by proxy. If you submit a valid proxy card or attend the Meeting, your shares will be counted to determine whether there is a quorum. Proxies received by us but marked as abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the Meeting to proceed.

What are the board's recommendations?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of our board of directors. The board's recommendations are set forth below together with the description of the proposals in this proxy statement. The board recommends a vote in favor of the election of eight directors to serve terms as described below or until their successors are duly qualified and elected. Our board of directors has unanimously nominated these persons for election as director. The board also recommends a vote in favor of the amendment to our certificate of incorporation to increase the number of authorized shares of Common Stock.

         With respect to any other matters that properly come before the Meeting, the proxy holders will vote as recommended by the board of directors, or, if no recommendation is given, in their own discretion. The board of directors does not know of any other business to be presented at the Meeting.

How are abstentions and broker non-votes treated?

         Brokers and other nominee holders holding shares of record for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Broker non-votes" means those votes that could have been cast on the matter in question by brokers and other nominee holders with respect to uninstructed shares if the brokers and other nominee holders had received their customers' instructions. "Uninstructed shares" means those shares held by a broker or other nominee who has not received instructions from its customers on the matters and the broker or other nominee has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that the nominee lacks voting authority.

         The effect of broker non-votes and abstentions is described below in "Proposal 1: Election of Directors" and "Proposal 2: Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock."

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meeting, stockholders will elect eight directors, who make up the entire board of directors, to hold office until the next annual meeting of stockholders or until their successors are duly qualified and elected. The affirmative vote of a plurality of the shares of Common Stock and Series D Preferred Stock, voting together as a class and on an as-converted to Common Stock basis, represented at the Meeting will be required to elect each of these directors. Each share of Series D Preferred is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date. Each share of Series D Preferred Stock currently has 25 votes and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted to Common Stock basis, is 2,281,250. Holders of our Series A Preferred Stock are not entitled to vote such shares on the election of directors. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account and will have no effect in determining the outcome of the election.

Nominees for Election

         The nominees for director listed below will stand for election at the Meeting.

         C. A. RUNDELL, JR., 72, has been a director of the Company since March 1999. Mr. Rundell has served as Chief Executive Officer of the Company since August 2000. Since 1988, Mr. Rundell has owned and operated Rundell Enterprises, a sole proprietorship engaged in providing acquisition and financial services to business enterprises. Mr. Rundell was previously the Chief Executive Officer of Tyler Corporation from October 1996 to December 1998. Mr. Rundell was a director and Chairman of the Board of NCI Building Systems, Inc. from April 1989 to July 2000. Mr. Rundell is a director of Renaissance US Growth Investment Trust, PLC. He is also a director of Tandy Brands Accessories, Inc., a designer, manufacturer and marketer of men's, women's and children's fashion accessories. Mr. Rundell earned an M.B.A. with Distinction from Harvard University and a B.S. in Chemical Engineering from The University of Texas at Austin.

         ALAN M. ARSHT, 60, has been a director of the Company since 1999. Mr. Arsht is President of Arsht & Company, Inc., a New York based investment banking firm established in 1986, and is also Chief Executive Officer of M Space Holdings, LLC, a lessor of commercial modular space. From 1977 to 1986, Mr. Arsht was Senior Vice President and Managing Director of Thomson McKinnon Securities, Inc. He also served as Vice President, Corporate Finance at Wertheim & Company, Inc. and was Special Assistant to the Deputy Secretary of the U.S. Treasury Department. Mr. Arsht also held positions at the U.S. Securities and Exchange Commission. Mr. Arsht earned an M.B.A. in Finance from American University and a B.A. in History from Texas A & M - Commerce.

         PETER BEARE, 47, has been a director of the Company since June 2002. Mr. Beare was appointed as President of B&B Electromatic, Inc., now B&B ARMR Corporation, a wholly-owned subsidiary of the Company, in May 2003. Mr. Beare was the President and Chief Operating Officer of Ultrak, Inc. from July 2000 until March 2002 and was the Vice President - Technology of Ultrak from May 2000 to July 2000. From April 1994 to May 2000, he was employed by Baxall Ltd. in the United Kingdom (UK), a subsidiary of Upperpoint, in various capacities, including Managing Director, and later joined the main board of Upperpoint as Technology Director. Prior to Baxall, Ltd., Mr. Beare was a consultant to various companies in the communications and audio industries. From 1986 to 1990, Mr. Beare was the founder and Director of Camteq, Ltd. in the UK.

         WILLIAM D. BREEDLOVE, 64, has been a director of the Company since May 2001. Mr. Breedlove has served as Vice Chairman of Hoak Breedlove Wesneski & Co.
(HBW), an investment banking firm, since August 1996. Mr. Breedlove has held senior management positions in commercial and merchant banking for over 30 years. Prior to HBW's formation in 1996, Mr. Breedlove was chairman, managing director and co-founder of Breedlove Wesneski & Co., a private merchant banking firm. From 1984 to 1989, Mr. Breedlove also served as president and director of Equus Capital Corporation, the corporate general partner of three public and private limited partnerships operating as management leveraged buyout funds. Mr. Breedlove's experience also includes 22 years at First National Bank in Dallas, the last three years of which he served as chairman and chief executive officer of the lead bank and vice chairman of InterFirst Corporation. Mr. Breedlove currently serves as a director of NCI Building Systems, Inc., Local Financial Corporation, Park Pharmacy Corporation and seven private companies. He has previously served as director of several other publicly-held companies, including InterFirst Corporation, Texas Oil and Gas Corporation, Dillard's Department Stores, and Cronus Industries, Inc. Mr. Breedlove received his B.B.A. degree in finance and banking from the University of Texas at Austin.

         RUSSELL CLEVELAND, 65, has been a director of the Company since February 2001. Mr. Cleveland is the President, Chief Executive Officer, sole Director and the majority shareholder of Renaissance Capital Group, Inc. He has served as President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. since its inception in 1994. Mr. Cleveland is a Chartered Financial Analyst with more than 41 years experience as a specialist in investments for smaller capitalization companies. Mr. Cleveland has also served as President of the Dallas Association of Investment Analysts. He serves on the Boards of Directors of Renaissance US Investment Trust PLC, BFS US Special Opportunities Trust PLC, CaminoSoft Corp., Cover-All Technologies, Inc. and Digital Recorders, Inc., and is the chairman of Tutogen Medical, Inc. Mr. Cleveland is a graduate of the Wharton School of Commerce and Finance of the University of Pennsylvania.

         ROBERT M. GALECKE, 62, has been a director of the Company since May 1996. Mr. Galecke is currently Senior Vice President of Finance and Administration for the University of Dallas. Prior to that he was a principal in the corporate consulting firm of Pate, Winters & Stone, Inc. from 1993 to May 1996. He also served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Southmark Corporation, a financial services insurance and real estate holding company, from 1986 to 1992. From 1989 to 1995, Mr. Galecke served as Chairman of the board, President and Chief Executive Officer of National Heritage, Inc. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a B.S. in Economics from the University of Wisconsin at Stevens Point.

         FRANK R. MARLOW, 66, has been a director of the Company since May 1995. Mr. Marlow served as Vice President, Sales and Marketing for the Company from October 1993 to February 1995. Mr. Marlow has been Vice President of Sales,
Western Region, for ACI, a publicly traded company headquartered in Omaha, Nebraska since March 2003. ACI sells electronic payments engines to banks, credit card companies, large payment processors and merchant processors with over 600 customers around the world. In addition, Mr. Marlow is currently a Senior Partner with SMI Consulting, a sales and marketing consulting firm. Mr. Marlow was Vice President of Sales for Cofiniti, formerly Money Star, a technology company based in Austin, Texas from 1998 until 2001. From 1995 until 1998, Mr. Marlow was Vice President of Hogan Systems, a publicly traded company subsequently purchased by Computer Sciences Corp. Previously, Mr. Marlow served in various executive sales and training positions at IBM, Docutel Corporation, UCCEL Corporation and Syntelligence Corporation.

         PAUL ROLAND, 47, has been a director of the Company since September 2003. Mr. Roland was appointed President of B&B ARMR Corporation in September 2003 and was Vice President of ARMR Services Corporation before the merger of ARMR Services Corporation and B&B Electromatic, Inc. in September 2003. Mr. Roland was a founder of ARMR Services Corporation in 1998 and prior to that time served as a Vice President of a competitor in the vehicle barrier business. From 1986 until 1998, Mr. Roland was responsible for the formation of the federal sales and service office in Washington, DC. Mr. Roland worked as an engineer supporting the missions of the United State Department of State from 1984 through 1986.

         For information relating to Common Stock owned by each of our directors see "Security Ownership of Certain Beneficial Owners and Management" below.

         Our board of directors recommends a vote FOR the election of the nominees for directors named above.


            PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                   INCREASE AUTHORIZED SHARES OF COMMON STOCK

Background

         Currently, our certificate of incorporation provides that the total number of shares that we are authorized to issue is 75,750,000, consisting of 75,000,000 shares of Common Stock and 750,000 shares of Preferred Stock. On the Record Date, 74,986,491 shares of Common Stock, 9,500 shares of Series A Preferred Stock and 91,250 shares of Series D Preferred Stock were issued and outstanding. As of the Record Date, additional shares of Common Stock were subject to future issuance as follows:

          o 2,281,250 shares of Common Stock are issuable upon the conversion of 91,250 outstanding shares of Series D Preferred Stock;
          o     190,000  shares of Common Stock are issuable upon the conversion of 9,500 outstanding shares of Series A Preferred Stock;
          o     18,912,845 shares of Common Stock are issuable upon the exercise of outstanding warrants to purchase Common Stock; and
          o 5,060,527 shares of Common Stock are subject to outstanding options, 3,177,478 of which are currently exercisable.

Reasons for and Effect of the Amendment

         During the fiscal years ending June 30, 2002 and 2003, the Company issued warrants to purchase an aggregate of 9,750,000 shares of Common Stock in connection with various equity and convertible debt financings. These warrants are immediately exercisable for shares of Common Stock. If the holders of these warrants exercised the warrants, the Company would not currently have a sufficient number of shares of Common Stock available for issuance to the warrant holders. In addition, the Company does not have a sufficient number of shares of Common Stock authorized for issuance upon the exercise or conversion of our other currently outstanding exercisable and convertible securities, including stock options and our Series A and Series D Preferred Stock. Therefore, additional shares of authorized Common Stock are necessary in order to assure the proper conversion of preferred stock and the exercise of options and warrants.

         Our board of directors has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's certificate of incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 to have enough shares of Common Stock to issue upon conversion of the Company's preferred stock and upon exercise of outstanding warrants and options, as described above.

         If the stockholders approve the amendment to the certificate of incorporation, then the certificate of incorporation would be amended to effect the increase in authorized shares of Common Stock as soon as practicable following stockholder approval. If the amendment to the certificate of incorporation is not approved by the stockholders, the existing certificate of incorporation will continue in effect.

         Holders of our Common Stock have no preemptive rights to purchase additional shares of Common Stock, or securities convertible into Common Stock, issued by us. The Common Stock will be available for issuance without further action of the stockholders, unless required by the Company's certificate of incorporation or by-laws, applicable laws, or the policy of any stock exchange or registered securities association on which the shares of stock of the Company are listed, if any.

No Dissenters' Rights

         The Delaware General Corporation Law does not grant our stockholders dissenters' rights or rights of appraisal upon the amendment to the certificate of incorporation.

Amendment

         If the amendment is approved, our certificate of incorporation will be amended by deleting Article FOURTH in its entirety and inserting in its place the following:

                "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 150,750,000 shares, of which 150,000,000 shares shall be Common Stock, par value $0.01 per share ("Common Stock") and 750,000 shares shall be Preferred Stock, par value $0.01 per share ("Preferred Stock")."

Approval

         The affirmative vote of the holders of a majority of the shares of Common Stock and Series D Preferred Stock outstanding and entitled to vote on the Record Date, voting together as a class and on an as-converted to Common Stock basis, is required to approve the amendment to our certificate of incorporation. Each share of Series D Preferred is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date. Each share of Series D Preferred Stock currently has 25 votes and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted to Common Stock basis, is 2,281,250. While the Company also has shares of Series A Preferred Stock issued and outstanding, pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of shares of the Company's Series A Preferred Stock are not entitled to vote such shares on any matter. In addition, the approval of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date, voting separately as a class, is required to approve the amendment to our certificate of incorporation. Broker non-votes and abstentions will have the effect of negative votes on the proposal.

         Our board of directors recommends a vote FOR approval of the amendment to the certificate of incorporation to increase the number of authorized shares of common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of March 31, 2004 by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock and (c) all officers and directors of the Company as a group. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

                                                                        Number of Shares
                                                                          Beneficially
                       Name of Beneficial Owner                             Owned (1)       Percent (1)
 -------------------------------------------------------------------    ----------------    -----------
 Renaissance Capital Growth & Income Fund III, Inc. (4)                    27,969,809           37.4%
 Renaissance US Growth Investment Trust PLC (5)                            27,926,919           37.3%
 Russell Cleveland (2)(3)(6)                                               58,831,433           78.6%
 C. A. Rundell, Jr. (2)(3)(7)                                               6,241,287            8.3%
 Mary Roland (2)(3)                                                         5,000,000            6.7%
 The Rosenbloom Trust (2)                                                   5,000,000            6.7%
 William D. Breedlove (2)(3)(8)                                             2,138,837            2.9%
 Alan M. Arsht (2)(3)(9)                                                      529,124            0.7%
 Frank R. Marlow (2)(3)(10)                                                   411,285            0.5%
 Peter Beare (2)(3)(11)                                                       337,500            0.5%
 Robert M. Galecke (2)(3)(12)                                                 269,199            0.4%
 G.M. "John" Ulibarri (2)(3)(13)                                              168,000            0.2%
 Richard B. Powell (2)(3)(14)                                                 140,700            0.2%
 All current directors and executive officers as a group (9 persons)       69,067,365           92.3%
 ---------------------

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) The address for this person is 8200 Springwood Drive, Suite 230, Irving, TX 75063.

(3) Mr. Rundell is a director, chairman of the board and chief executive officer of the Company. Messrs. Arsht, Beare, Breedlove, Cleveland,
      Marlow, and Galecke are directors of the Company. Mr. Beare became the president of B&B Electromatic, Inc., a subsidiary of the Company, effective May 2003. Ms. Roland is the spouse of Mr. Paul Roland, who became director of the Company on September 5, 2003. Mr. Ulibarri became the president and chief executive officer of Intelli-Site, Inc., a subsidiary of the Company, effective January 1, 2004. Mr. Powell is vice president, chief accounting officer and secretary of the Company.

(4) Includes 19,648 shares of Common Stock issuable upon the exercise of outstanding options excercisable within 60 days; 3,289,299 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of preferred stock within 60 days. The address for this company is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(5) Includes 19,229 shares of Common Stock issuable upon the exercise of outstanding options excercisable within 60 days; 4,158,617 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of preferred stock within 60 days. The address for this company is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(6) Includes 80,616 shares of Common Stock issuable upon the exercise of outstanding options excercisable within 60 days; 9,997,916 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 375,000 shares of Common Stock issuable upon the conversion of preferred stock within 60 days.

(7) Includes 995,927 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 2,080,971 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 331,250 shares of Common Stock issuable upon the conversion of preferred stock within 60 days.

(8) Includes 184,872 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 250,000 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(9) Includes 147,519 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 125,000 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of preferred stock within 60 days.

(10) Includes 236,707 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 20,833 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of preferred stock within 60 days.

(11) Includes 237,500 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(12) Includes 182,296 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 8,333 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 12,500 shares of Common Stock issuable upon the conversion of preferred stock within 60 days.

(13) Includes 168,000 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(14) Includes 140,700 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

                               EXECUTIVE OFFICERS

         Information regarding the Company's executive officers is set forth below. The executive officers of the Company are appointed by the board of directors.

 Name                    Age     Current Position
 -------------------     ---     ---------------------------------------------------------
 C. A. Rundell, Jr.       72     Chairman of the Board and Chief Executive Officer

 Richard B. Powell        39     Vice President, Chief Accounting Officer and Secretary

 Peter Beare              47     Chief Executive Officer, B&B ARMR Corporation

 Paul Roland              47     President, B&B ARMR Corporation

 G.M. "John" Ulibarri     46     President and Chief Executive Officer, Intelli-Site, Inc.

         The following is a brief description of the business backgrounds of Richard B. Powell and G.M. "John" Ulibarri. For a narrative description of the business backgrounds of Messrs. Rundell, Beare and Roland, see "Proposal 1:
Election of Directors" above.

         RICHARD B. POWELL, 39, is our Vice President, Chief Accounting Officer and Secretary. Mr. Powell joined the Company in April 1998 as Corporate Controller, became Vice President, Chief Accounting Officer in April 2001, and Secretary in May 2001. Prior to joining the Company, Mr. Powell was the Accounting Manager at Medical City Dallas Hospital from 1995 to 1998, Accounting Manager of HealthCor, Inc., a home health care company, from 1993 to 1995 and Accounting Supervisor of Signature Home Care Group, Inc., a home health care company, from 1989 to 1993. Mr. Powell holds a B.S. in Accounting from McNeese State University.

         G.M. "JOHN" ULIBARRI, 46, is the President and Chief Executive Officer of Intelli-Site, Inc., the Company's wholly-owned subsidiary. Mr. Ulibarri joined the Company in April 2001 as Vice President of Engineering and Operations, was promoted to Executive Vice President in December of 2002, and President in January of 2004. Prior to joining the Company, Mr. Ulibarri served in various senior management and engineering positions with major security and communications systems integration concerns throughout the US. Mr. Ulibarri holds a B.S. in Computer Engineering from the University of New Mexico.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table shows the compensation of our current and former chief executive officers and the executive officers of the Company whose compensation exceeded $100,000 for the fiscal years ended June 30, 2003, 2002 and 2001.

                                                                               Long-Term Compensation Award
                                                                               ----------------------------
                                             Annual Compensation                                Securities
                                  -----------------------------------------                     Underlying
           Name and                                            Other Annual      Restricted      Options/
      Principal Position          Year     Salary     Bonus    Compensation     Stock Awards       SARs
 -----------------------------    ----    --------    -----    ------------     ------------    ----------
 C. A. Rundell, Jr.               2003    $ 50,000       --              --           41,753        23,298
   Chief Executive Officer        2002      24,000       --              --               --       596,518
                                  2001      24,000       --              --               --        78,301

 Gerald K. Beckmann               2003    $     --       --              --               --            --
   Chief Executive Officer        2002          --       --              --               --            --
   and President (1)              2001      62,500       --              --               --            --

 Holly J. Burlage                 2003    $     --       --              --               --            --
   Executive Vice President,      2002          --       --              --               --            --
   Chief Financial Officer (2)    2001     123,270       --              --               --            --

 Jack G. Caldwell                 2003    $160,500       --              --               --            --
   President                      2002     160,500       --              --               --            --
   B&B Electromatic, Inc. (3)     2001     160,500       --              --               --       500,000

 Lars H. Halverson                2003    $     --       --              --               --            --
   President                      2002      70,417       --              --               --       100,000
   Intelli-Site, Inc. (4)         2001      59,583       --              --               --     1,500,000
 ---------------------

(1) Resigned as of August 31, 2000.
(2) Resigned as of March 31, 2001.
(3) Resigned as of July 31, 2003.
(4) Began employment on January 16, 2001 and resigned as of January 15, 2002.

         No other executive officer's salary and bonus exceeded $100,000 annually and no executive officer had any form of long-term incentive plan compensation arrangement with the Company during the fiscal years ended June 30, 2003, 2002 or 2001.

Stock Option Grants

         The following table provides information concerning the grant of stock options during the fiscal year ended June 30, 2003 to the named executive officer:

                                 Number Of           % Of Total Options
                           Securities Underlying    Granted To Employees    Exercise    Expiration
         Name                 Options Granted          In Fiscal Year        Price         Date
 ----------------------    ---------------------    --------------------    --------    ----------
 C. A. Rundell, Jr. (1)                    9,409                   2.28%    $   0.31     08/22/07
 C. A. Rundell, Jr. (1)                   13,889                   3.37%    $   0.21     12/22/07
 ---------------------

(1) These options vested immediately upon grant.

Option Exercises and Holdings

         The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of the Company at June 30, 2003.

                                         Number of Unexercised              Value Of Unexercised
                                            Options/SARS at               In-The-Money Options/SARS
                                            Fiscal Year End                   At Fiscal Year End
                                     ------------------------------     ------------------------------
 For the 12 Months Ended 6/30/03      Exercisable     Unexercisable      Exercisable     Unexercisable
 -------------------------------     -------------    -------------     -------------    -------------
       C. A. Rundell, Jr.                  658,427          275,000     $       3,750    $          --
       Gerald K. Beckmann                  364,473               --                --               --
       Jack G. Caldwell                    451,790          125,000            32,500           15,625

Director Compensation

         Currently, directors are compensated by either restricted stock awards or incentive stock options, at the choice of the individual director, in an amount equivalent to $10,000 annually for serving on the board, in addition to $1,250 for each committee on which they serve. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at meetings of the board of directors and committees of the board.

           BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The board of directors held five meetings during the fiscal year ended June 30, 2003. None of the directors attended fewer than 75% of the meetings of the board of directors and its committees on which they served. The board of directors has established two committees: a compensation and stock option committee and an audit committee.

         The compensation and stock option committee is currently composed of Messrs. Breedlove, Cleveland and Marlow. The compensation and stock option committee met twice during the fiscal year ended June 30, 2003. The compensation and stock option committee determines the amount and form of compensation and benefits payable to all officers and employees, and advises and consults with management regarding the benefit plans and compensation policies of the Company. The compensation and stock option committee also reviews and approves stock option grants to directors, executive officers and employees of the Company.

         The audit committee is currently composed of Messrs. Galecke, Arsht and Breedlove. The audit committee met twice during the fiscal year ended June 30, 2003. The audit committee recommends to the board of directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls and factors that may affect the quality and integrity of the Company's financial reports, reviews compliance by the Company's management and employees with Company policies, and has general responsibility for related matters. Prior to the mailing of this proxy statement to the stockholders of the Company, this committee met with the Company's independent auditors to review the audit for the fiscal year ended June 30, 2003 and the Company's significant accounting policies and internal controls.

         The SEC has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "audit committee financial expert" serving on its audit committee. Based on its review of the criteria of an audit committee financial expert under the rules adopted by the SEC, our board of directors has determined that Mr. Galecke is an "audit committee financial expert," as that term is defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission.

         The  Company  does  not  have  a  standing  nominating  committee  or a committee serving a similar function. In light of the relatively small size of the Company and our concentrated focus on increasing revenues and obtaining positive earnings, our board of directors has concluded that no nominating committee is needed because it is more efficient for the entire board to consider nominees for director, and each member of our board of directors participates in the identification and consideration of director nominees. Our full board of directors is responsible for identifying individuals qualified to become members of the board and recommending a slate of directors to be nominated for election at each annual meeting of stockholders of the Company. The full board of directors is also responsible for evaluating the qualifications of each nominee for election to the board and reviewing the qualifications for membership on all committees of the board of directors.

Stockholder Communications with the Board

         Any stockholder of the Company who desires to make his or her concerns known to an individual director of the Company, the full board of directors or a committee of the board may do so by mail to: Board of Directors, Integrated Security Systems, Inc., 8200 Springwood Drive, Suite 230, Irving, Texas 75063. The secretary of the Company will forward all stockholder communications, other than communications that are not properly directed or are frivolous, to the individual director of the Company, the full board of directors or a committee of the board, as requested in the communication.

         Any communications to the Company from one of its officers or directors will not be considered "stockholder communications." Communications to the Corporation from one of its employees or agents will only be considered
"stockholder communications" if they are made solely in such employee's or agent's capacity as a stockholder. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 will not be viewed as a "stockholder communication."

         Our directors are strongly encouraged to attend annual meetings of stockholders of the Company.

                             AUDIT COMMITTEE REPORT

         The audit committee of the board of directors, which was established in June 1993, oversees the external audit of the Company's financial statements and reviews the internal audit, control and financial reporting procedures of the Company. For the fiscal year ended June 30, 2003 and for the purposes of this report, the audit committee was composed of Messrs. Galecke, Arsht and Breedlove.

         During the fiscal year ended June 30, 2003, the audit committee met with representatives of Grant Thornton LLP, the Company's independent accountants, to review the results of the audit for the fiscal year ended June 30, 2002 and to review the scope of the audit for the fiscal year ended June 30, 2003.

         In September 2003, the audit committee met with Grant Thornton LLP to review the results of the audit for the fiscal year ended June 30, 2003. The committee will meet with Grant Thornton LLP again in 2004 to review the scope of the audit for the fiscal year ended June 30, 2004. At the September 2003 meeting, the committee reviewed the results of the audit for the fiscal year ended June 30, 2003 with the members of the Grant Thornton LLP engagement team. The committee also discussed the fiscal 2003 audited financial statements and the results of the fiscal 2003 audit with the Company's management.

         During the September 2003 meeting, the audit committee discussed with Grant Thornton LLP the matters required to be discussed by Statements on Auditing Standards No. 61 relating to the conduct of the audit, including the restrictions on ownership of securities imposed as part of the independence standards that the Grant Thornton LLP engagement team must observe. The committee received during the September 2003 meeting the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The committee has received this written disclosure and has discussed with Grant Thornton LLP its independence. The communication from Grant Thornton LLP required by Standard No. 1 did not disclose any matter or relationship that impaired its independence.

         The audit committee acts pursuant to an audit committee charter adopted by the Company's board of directors, a copy of which is attached as Appendix "A" to this Proxy Statement. Each of the members of the audit committee qualifies as an "independent" director under the current listing standards of the National Association of Securities Dealers.

         Based upon these reviews, discussions and disclosures, the audit committee made a recommendation to the board of directors that the fiscal year 2003 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending June 30, 2003.

                                                 By the Audit Committee

                                                 Robert M. Galecke, Chairman
                                                 Alan M. Arsht
                                                 William D. Breedlove

                FEES BILLED TO THE COMPANY BY GRANT THORNTON LLP

         The following information summarizes the fees paid or payable to Grant Thornton LLP for services rendered for the fiscal years ended June 30, 2002 and June 30, 2003.

         Audit Fees. Fees for audit services totaled $43,800 in fiscal year 2003 and $37,500 in fiscal year 2002. Audit fees in fiscal year 2003 include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-QSB and fees for statutory reports. Audit fees in fiscal year 2002 include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-QSB.

         Audit-Related Fees. The Company did not pay any audit-related service fees to Grant Thornton LLP, other than the fees described above, for services rendered during fiscal year 2003 or 2002.

         Tax Fees. The Company did not pay any fees for tax compliance, tax consulting or advisory services to Grant Thornton LLP for services rendered during fiscal year 2003 or 2002.

         All Other Fees. The Company was not billed for fees for any other services not described above in fiscal year 2003 or 2002.

         Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the audit committee pre-approves all audit and permissible non-audit services provided by the independent auditor.

         The audit committee considered whether the provision of all other services by Grant Thornton LLP is compatible with maintaining Grant Thornton LLP's independence with respect to the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In exchange for an aggregate of $50,000 cash investment received on November 8, 2001, the Company issued a promissory note to C. A. Rundell, Jr., the Company's Chairman and Chief Executive Officer, on November 9, 2001. The promissory note is in the original principal amount of $50,000 and has an annual interest rate of 8%. The promissory note, plus interest, was due on March 9, 2002. The Company received from Mr. Rundell an extension of the due date on the note until September 30, 2004. Interest is payable in monthly installments on the first day of each month. As a part of this transaction, on November 9, 2001, the Company issued a stock purchase warrant to Mr. Rundell. The stock purchase warrant entitles the Mr. Rundell to purchase from the Company 125,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share.

         In exchange for an aggregate of $50,000 cash investment received on November 14, 2001, the Company issued a promissory note to C. A. Rundell, Jr., Chairman and Chief Executive Officer, on November 16, 2001. The promissory note is in the original principal amount of $50,000 and has an annual interest rate of 8%. The promissory note, plus interest, was due on March 16, 2002. The Company received from Mr. Rundell an extension of the due date on the note until September 30, 2004. Interest is payable in monthly installments on the first day of each month. As a part of this transaction, on November 16, 2001, the Company issued a stock purchase warrant to Mr. Rundell. The stock purchase warrants entitles Mr. Rundell to purchase from the Company 250,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share.

         On January 13, 2003, in exchange for an aggregate of $100,000 cash investment, the Company issued a promissory note to The Rundell Foundation. C.
A. Rundell, Jr., who is our Chairman and Chief Executive Officer, is also a Trustee of The Rundell Foundation. The promissory note is in the original principal amount of $100,000 and has an annual interest rate of 9% that is due on the first day of each month. The promissory note, plus interest, was originally due on January 13, 2004. This maturity date was extended until September 30, 2004. As a part of the cash investment, on January 13, 2003, the Company issued a stock purchase warrant to The Rundell Foundation. The stock purchase warrant entitles The Rundell Foundation to purchase from the Company, at any time, and in whole or in part, 500,000 fully paid and non-assessable shares of Common Stock of the Company for $0.20 per share. The number of shares of Common Stock purchasable upon exercise of a warrant is subject to adjustment in the event of any dividends, distributions, reclassifications, or capital reorganizations. The holder of the warrant is also entitled to certain registration rights.

         In exchange for an aggregate of $100,000 cash investment, the Company issued a promissory note to C. A. Rundell, Jr., our Chairman and Chief Executive Officer, on September 26, 2003. The promissory note is in the original principal amount of $100,000 and has an annual interest rate of 7%. The promissory note, plus accrued interest, is due on April 1, 2004. Interest is payable in monthly installments on the first day of each month. As part of this financing, on September 26, 2003, the Company issued a stock purchase warrant to Mr. Rundell. The stock purchase warrant entitles Mr. Rundell to purchase from the Company 125,000 fully paid and non-assessable shares of Common Stock of the Company for $0.40 per share.

         On April 14, 2004, we issued a promissory note in the principal amount of $240,000 to C. A. Rundell, Jr., our Chairman and Chief Executive Officer, in exchange for an aggregate of $240,000 cash investment by Mr. Rundell. The promissory note bears interest at an annual rate of 6 1/2%. The principal balance of the promissory note, plus accrued and unpaid interest, is due on August 14, 2004. Interest is payable in monthly installments on the first day of each month.

         At various times during the fiscal years ending June 30, 2002 and 2003, and through March 31, 2004, Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and BFS US Special Opportunities Trust PLC made loans to the Company in the aggregate principal amount of $2,600,000. Russell Cleveland, who serves as one of our directors, is the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. and serves on the board of directors of Renaissance US
Growth Investment Trust PLC and BFS US Special Opportunities Trust PLC. In addition, C. A. Rundell, Jr., our Chairman and Chief Executive Officer, is a director of Renaissance US Growth Investment Trust PLC. In exchange for the loans, the Company issued several promissory notes to the Renaissance entities. Each of these promissory notes are at 8% annual interest payable on the first of each month and were due 120 days from the date of issuance. The Company received from the Renaissance entities an extension of the due dates on all the notes until September 30, 2004. The Company also issued several stock purchase warrants to the Renaissance entities in connection with the loans. Each of the warrants issued entitles the holder to purchase share of Common Stock of the Company at $0.20 per share.

         During fiscal year 2004, C. A. Rundell, Jr., our Chairman and Chief Executive Officer, issued a personal letter of credit, supported by a certificate of deposit, in the amount of $70,000 in order to meet the bonding requirements of a specific construction project by the Company's wholly-owned subsidiary B&B ARMR Corporation. The interest rate on this transaction was 6% per year. The letter of credit and related certificate of deposit was subsequently refinanced and restructured as a line of credit in the amount of $450,000 supported by municipal bonds held individually by Mr. Rundell. The Company agreed to compensate Mr. Rundell at the rate of 2.5% per annum for the amount of the line of credit used by the Company to service bonding and meet working capital needs. The amount of credit extended by Mr. Rundell to service the Company's bonding needs is $95,000. During April 2004, the Company received an additional $240,000 under this line of credit to support working capital needs. These arrangements were approved by the Company's board of directors.

         The Company believes that the terms of the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3(e), Messrs. Arsht, Breedlove, Galecke, Marlow and Powell had late filings during the fiscal year ending June 30, 2003.

                             INDEPENDENT ACCOUNTANTS

         Our board of directors, upon recommendation of the audit committee, has appointed Grant Thornton LLP as the independent accountants of the Company for the fiscal year ending June 30, 2004.

         Representatives of Grant Thornton LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                                  OTHER MATTERS

         Our board of directors does not intend to bring any other matters before the Meeting nor does the board of directors know of any matters which other persons intend to bring before the Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

                   SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE
                  COMPANY'S 2005 ANNUAL MEETING OF STOCKHOLDERS

         If any stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's board of directors with respect to the next annual meeting of stockholders, such proposal must be presented to the Company's management by January 1, 2005, pursuant to Regulation 14a-8 under the Securities Exchange Act of 1934. Such proposals should be directed to the Company, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, Attention: Secretary.

         The Company's bylaws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of the stockholder's intention to make the nomination has been given to the Secretary of the Company not earlier than 60 days nor later than 30 days prior to a meeting of stockholders. However, in the event that notice or public disclosure of a meeting of stockholders is first given or made to the stockholders less than 40 days prior to such meeting, then notice of a stockholder's intention to nominate a person for election as a director will be timely if given in writing to the Secretary before the close of business on the tenth day following the date on which the notice of the meeting was mailed or the public disclosure of the meeting was made. Our bylaws also require that the notice include, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected, and any other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Company's board of directors. This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The board may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision. It is currently expected that the 2005 Annual Meeting of Stockholders will be held on or about April 22, 2005.

         THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                          By Order of the Board of Directors
                                          C. A. RUNDELL, JR.
                                          Chairman and Chief Executive Officer

Dated: April 30, 2004

                        Annual Meeting of Stockholders of
                        INTEGRATED SECURITY SYSTEMS, INC.

                                  MAY 13, 2004

                   Please date, sign and mail your proxy card
                  in the envelope provided as soon as possible.


     Please detach along perforated line and mail in the envelope provided.
  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  [X]      Please mark your votes in blue or black ink as shown in this example.

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  1.    Election of Directors.

          [ ]  FOR ALL NOMINEES

          [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

          [ ]  FOR ALL EXCEPT (See Instructions below)

                  NOMINEES:

                  [ ] C. A. RUNDELL, JR.
                  [ ] ALAN M. ARSHT
                  [ ] PETER BEARE
                  [ ] WILLIAM D. BREEDLOVE
                  [ ] RUSSELL CLEVELAND
                  [ ] ROBERT M. GALECKE
                  [ ] FRANK R. MARLOW
                  [ ] PAUL ROLAND

  INSTRUCTION:    To withhold  authority to vote for any individual  nominee(s), mark "FOR ALL EXCEPT" and mark the nominee you wish to withhold, as shown here: [X]


                                                FOR     AGAINST    ABSTAIN

  2.   Amend the Company's Certificate of       [ ]       [ ]        [ ]
       Incorporation to increase the number
       of shares of common stock authorized
       for issuance.

 In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors as of the date of the accompanying proxy statement, matters incident to the conduct of the meeting and to vote for any nominee of the Board whose nomination results from the inability of any of the above named nominees to serve.

 UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR PROPOSALS 1 AND 2 ABOVE.

 Signature ____________________ Signature if held jointly_______________________

 Dated:____________________, 2004

 NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person.

                        INTEGRATED SECURITY SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2004



The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement of Integrated Security Systems, Inc. and hereby appoints Richard B. Powell and Pat Dugan, and each of them, with full power of substitution and resubstitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Integrated Security Systems, Inc. at the Annual Meeting of Stockholders of Integrated
Security Systems, Inc. to be held on Thursday, May 13, 2004, and at any adjournments thereof.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

         This charter governs the operations of the audit committee of Integrated Security Systems, Inc. The audit committee shall review and reassess this charter on at least an annual basis and obtain the approval of the board of directors. The audit committee shall be appointed by the board of directors and shall consist of at least two directors, each of whom is independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded.

         The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

         The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

         The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

          o The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the of the Company's shareholders. The audit committee and the board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The audit committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the audit committee shall review and recommend to the board the selection of the Company's independent auditors.

          o The audit committee shall discuss with the internal auditors and independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. As to the Company's internal auditors, the audit committee shall review the quality and staffing of the department. Also, the audit committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet, separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

          o The audit committee shall review the interim financial statements prior to the filing of the Company's Quarterly Reports on Form 10-QSB. The chair of the audit committee may represent the entire committee for the purpose of this review.

          o The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report 10-KSB (or the annual reports to shareholders if distributed prior to the filling of 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statement. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

         RESOLVED FURTHER, that the President, Secretary and Assistant Secretary of the Company are authorized to execute any documents and certificates necessary or advisable to establish the Company's compliance with the audit committee charter.

         RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed, on behalf of the Company, to do or cause to be done any and all things to take all further actions and to execute, deliver and cause the performance of all other agreements, documents, instruments, filings, applications and certificates as may be deemed necessary or appropriate to affect the purpose and intent of the foregoing resolutions related to the adoption and implementation of the charter for the Company's audit committee.